October 26, 2011

# Third Quarter 2011 Review

**Peter S. Kraus**
Chairman & Chief Executive Officer

**David A. Steyn**
Chief Operating Officer

**Edward J. Farrell**
Interim Chief Financial Officer & Controller

AllianceBernstein

# Cautions Regarding Forward-Looking Statements

Certain statements provided by management in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AllianceBernstein cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see "Risk Factors" and "Cautions Regarding Forward-Looking Statements" in AllianceBernstein's Form 10-K for the year ended December 31, 2010 and subsequent Forms 10-Q. Any or all of the forward-looking statements made in this presentation, Form 10-K, Form 10-Qs, other documents AllianceBernstein files with or furnishes to the SEC, and any other public statements issued by AllianceBernstein, may turn out to be wrong. It is important to remember that other factors besides those listed in "Risk Factors" and "Cautions Regarding Forward-Looking Statements", and those listed below, could also adversely affect AllianceBernstein's financial condition, results of operations and business prospects.

The forward-looking statements referred to in the preceding paragraph include statements regarding:

- ***The pipeline of new institutional mandates not yet funded***: Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times currently anticipated.

- ***Our confidence that, while our challenges are likely to continue for the remainder of 2011, our diversified business model, our strong client relationships and our financial viability will endure, and that we will emerge a stronger, well-positioned firm as a result***: Changes and volatility in political, economic, capital market or industry conditions can result in changes in demand for our products and services or impact the value of our assets under management, all of which may adversely affect our results of operations. The actual performance of the capital markets and other factors beyond our control will affect our investment success for clients and asset flows. Furthermore, improved flows depend on a number of factors, including our ability to deliver consistent, competitive investment performance, which cannot be assured, conditions of financial markets, consultant recommendations, and changes in our clients' investment preferences, risk tolerances and liquidity needs.

- ***The degree to which the $89.6 million real estate charge we recorded during the third quarter of 2010 will reduce occupancy costs on existing real estate in 2011 and subsequent years:*** The charge we recorded during the third quarter of 2010 and our estimates of reduced occupancy costs in future years are based on existing sub-leases, as well as our current assumptions of when we can sub-lease the remaining space and current market rental rates, which are factors largely beyond our control. If our assumptions prove to be incorrect, we may be forced to take an additional charge and/or our estimated occupancy cost reductions may be less than we currently anticipate.

- ***Our intention to continue to engage in open market purchases of Holding Units to help fund anticipated obligations under our incentive compensation award program:*** The number of Holding Units needed in future periods to make incentive compensation awards is dependent upon various factors, some of which are beyond our control, including fluctuation in the price of a Holding Unit.

**Peter S. Kraus**

**Chairman & Chief Executive Officer**

# Declining Markets Amid Global Economic Uncertainty

## 4Q08 – Lehman Failure


S&P 500
MSCI EAFE
0%
(10)%
(20)%
(30)%
(40)%
(20)%
(23)%

## 1Q09 – Height of Financial Crisis


S&P 500
MSCI EAFE
10%
0%
(10)%
(20)%
(30)%
(40)%
(12)%
(16)%

## 2Q10 – Europe Debt Crisis I


S&P 500
MSCI EAFE
5%
0%
(5)%
(10)%
(15)%
(20)%
(25)%
(12)%
(17)%

## 3Q11 – Euro Crisis II and US Debt/Economy


S&P 500
MSCI EAFE
5%
0%
(5)%
(10)%
(15)%
(20)%
(25)%
(14)%
(21)%

# Equities: Fundamentals Out Of Favor

## Core Investing Fundamentals: Earnings Growth Potential and Cheapness*



High Earnings Growth
0.9%
(9.0)%
Low Price to Book
6.3%
(10.5)%
Low Price to Forward Earnings
9.7%
(12.3)%

## What's Working Now: Safety, Proven Earnings and Dividends**



Low Beta
0.0%
27.8%
Current Profitability
0.4%
10.2%
Dividends
0.2%
18.7%
Long Term Average Return
Year-to-Date Return

*A broad universe of global developed-market stocks was ranked separately on the basis of three key fundamental factors (earnings growth, price to book and price to forward earnings) and divided into quintiles. The returns for the least attractive quintiles were subtracted from the returns of the most attractive quintiles. Earnings growth, P/B and P/FE are from January 1971.

**A broad universe of US stocks was ranked separately on the basis of four key fundamental factors (low beta, current profitability and dividends) and divided into quintiles. The returns for the least attractive quintiles were subtracted from the returns of the most attractive quintiles. Long term data is from 1980 to September 30, 2011.

Source: AllianceBernstein

# Equities: A Market That Rewards Short Duration

## Year-to-Date Relative Returns


Short
High Dividends / Current Earnings / Lower Beta
Current Duration
Momentum / Earnings Revision / Five-Year Cash Flow
Long
6.7%
US Market Neutral
2.9%
Global Market Neutral
6.5%
Select Equity L/S*
2.4%
Equity Income
2.0%
Select Equity*
5.2%
US Relative Value
5.3%
Small Cap Growth
Large Cap Growth
(5.1)%
Global Research Growth
(5.2)%
Small Cap Value
(2.6)%
US Strategic Value
(5.1)%
Int'l Value
(5.5)%
Global Value
(8.4)%

| | US Market Neutral | Global Market Neutral | Select Equity L/S* | Equity Income | Select Equity* | US Relative Value | Small Cap Growth | Large Cap Growth | Global Research Growth | Small Cap Value | US Strategic Value | Int'l Value | Global Value |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Benchmark: | 3-Month USD LIBOR | 3-Month USD LIBOR | S&P 500 | S&P 500 | S&P 500 | Russell 1000 Value | Russell 2000 Growth | Russell 1000 Growth | MSCI World | Russell 2000 Value | Russell 1000 Value | MSCI EAFE | MSCI World |
| Inception: | 2009 | 2009 | 1999* | 2010 | 2005* | 1994 | 1970 | 1977 | 1991 | 1990 | 1973 | 1999 | 1995 |

All performance data is net of fees and annualized. Source: AllianceBernstein
*Acquired by AllianceBernstein on May 31, 2011.

# Evolution of Our Business

**Dec-08: $221 Billion**
**49% of Firm Total**

## AUM
**($ in Billions)**

**Sept-11: $304 Billion**
**76% of Firm Total**



Fixed Income
$157
Equities ex-Large Cap*
$40
$19
Asset Allocation
$5 Alternatives

Large Cap Equities: $228B

37% Growth



Fixed Income
$207
Equities ex-Large Cap*
$50
$34
Asset Allocation
$13 Alternatives

Large Cap Equities: $98B

**Dec-08: $703 Million**
**36% of Firm Total**

## AFB
**($ in Millions)**

**Sept-11: $1.0 Billion**
**60% of Firm Total**



Fixed Income
$411
Equities ex-Large Cap*
$163
$97
Asset Allocation
$32 Alternatives

Large Cap Equities: $1.2B

45% Growth



Fixed Income
$640
Equities ex-Large Cap*
$174
$168
Asset Allocation
$35 Alternatives

Large Cap Equities: $668MM

*Includes Small/Mid/SMID Cap, Emerging Markets, Thematic, REITS and Index.

# Positioning AB for Long Term Success – 3Q Accomplishments

| Firmwide Initiative | Evidence of Progress in 3Q |
|---|---|
| Improve investment performance and restore client confidence | ■ Ongoing outperformance in Global Fixed Income, US Small and SMID Cap Growth and US Relative Value<br>■ New Municipal Bond, Renminbi Income and Equity-Income products among top performers<br>■ Global, Unconstrained and Intermediate Bond A shares moved up in the Morningstar 3-year percentile rankings |
| Diversify our business across channels, investment services and geographies | ■ Increasingly diverse Institutional pipeline, with 3Q wins in US & Global Fixed Income, Recovery Asset and Japan Equity<br>■ Successful launch of Emerging Markets Multi-Asset Strategy in UK, European and US Institutional & PC channels; Retail underway<br>■ Further progress in European and Asian sell-side build-out |
| Develop innovative new products and services to meet clients' evolving needs | ■ Continued momentum with CRS – YTD organic growth rate of 45%<br>■ DAA particularly effective in mitigating volatility in the quarter<br>• Volatility management implemented in education services in 3Q<br>■ Roll-out of new long-only and long/short equity strategies in Institutional channel |
| Achieve greater operating leverage and better financial results | ■ Ongoing progress in occupancy rationalization<br>• Consolidated London office space<br>■ Disciplined comp and non-comp expense management |

## David A. Steyn

## Chief Operating Officer

# **Assets Under Management:** Third Quarter 2011

In US $ Billions


End of Period AUM
$402
$461
3Q:11
2Q:11
$402
$478
3Q:11
3Q:10
Average AUM
$438
$474
3Q:11
2Q:11
$438
$464
3Q:11
3Q:10
Gross Sales
$11
$14
3Q:11
2Q:11
$11
$13
3Q:11
3Q:10
Net Flows
3Q:11
2Q:11
$(15)
$(20)
3Q:11
3Q:10
$(15)
$(16)

# Asset Flows by Distribution Channel: Quarterly Trend

In US $ Billions



Gross Sales
Gross Redemptions
Net Flows
4.2
7.3
1.6
(0.5)
(3.2)
(2.1)
(11.9)
(10.5)
(16.1)
3.5
6.7
1.9
(0.9)
(6.0)
(2.8)
(12.7)
(22.4)
(25.9)
5.2
8.2
2.3
(0.8)
(0.7)
(3.0)
(12.9)
(9.0)
(18.1)
3.7
8.5
1.5
(2.0)
(2.6)
(4.1)
(14.9)
(10.5)
(18.6)
2.3
7.3
1.7
(2.0)
(9.0)
(4.4)
(3.7)
(11.3)
(11.7)
Inst.
Ret.
P.C.

| | 3Q 10 | 4Q 10 | 1Q 11 | 2Q 11 | 3Q 11 |
|---|---|---|---|---|---|
| Net Totals: | $(15.6) | $(29.3) | $(14.4) | $(19.5) | $(15.4) |

# Institutional Flows

In US $ Billions



Gross Sales
Gross Redemptions
Net Flows
4.2
3.5
5.2
3.7
2.3
(11.9)
(16.1)
(22.4)
(25.9)
(12.9)
(18.1)
(14.9)
(18.6)
(9.0)
(11.3)
3Q 10
4Q 10
1Q 11
2Q 11
3Q11

# Institutional Highlights

## Pipeline is Growing....



$6.2B
$7.0B
End 2Q11
End 3Q11

## And Diverse...

**3Q Wins***

- $450MM ABRA (AB Recovery Asset)
- $400MM US Fixed Income
- $350MM European Fixed Income
- $330MM Emerging Markets Fixed Income
- $140MM Japan Strategic Value

## Across Investment Services...

**Pipeline Breakdown by Investment Service**



Fixed Income
37%
17%
Other**
3% Value
1% Blend
1% Growth
41%
CRS

## ...And Regions

**Pipeline Breakdown by Geographic Region**



EMEA
30%
Japan
9%
3% UK/Ireland
2% Asia ex-Japan
56%
North America

Percentages rounded
*Represents indications of potential demand as of September 30, 2011.
**Other includes passive/index and alternative strategies

# Top Performing Services in Large Asset Categories

| | Quartile Ranks | | | Relative Returns | | | Relative Return Benchmark |
|---|---|---|---|---|---|---|---|
| | 1 Yr | 3 Yr | 5 Yr | 1 Yr | 3 Yr | 5 Yr | |
| **Fixed Income** | | | | | | | |
| Global Plus Fixed Income | 1 | 2 | 2 | 0.7 | 1.9 | 0.3 | Barclays Capital Global Aggregate |
| US Core Fixed Income | 2 | 1 | 3 | 0.0 | 2.0 | 0.3 | Barclays Capital US Aggregate |
| Emerging Markets Debt | 2 | 1 | 1 | (0.8) | 3.0 | 2.1 | JPM EMBI Global |
| Global High Income | 2 | 1 | 1 | 1.2 | 3.2 | 0.6 | JPM EMBI Global |
| US High Yield | 4 | 1 | 1 | (0.7) | 2.2 | 0.5 | Barclays Capital US High Yield |
| **Equity** | | | | | | | |
| US Small Cap Value | 3 | 2 | 2 | 0.2 | 6.3 | 4.4 | Russell 2000 Value |
| US Small Cap Growth | 1 | 1 | 1 | 8.0 | 6.4 | 3.8 | Russell 2000 Growth |
| SMID Growth | 1 | 1 | 1 | 7.2 | 6.9 | 5.4 | Russell 2500 Growth |
| Select US Equity | 1 | 1 | 1 | 4.6 | 6.2 | 7.1 | S&P 500 |

As of September 30, 2011. Relative returns are gross of fees.
Source: eVestment Alliance and AllianceBernstein
Peer Universe used for percentile ranks by eVestment: Global Agg Fixed Income (Global Plus Fixed Income); US Core Fixed Income (US Core Fixed Income); All Emerging Mkts Fixed Income (Emerging Markets Debt); Global High Yield Fixed Income (Global High Income); US High Yield (US High Yield); US Small Cap Value Equity (US Small Cap Value); US Small Cap Growth Equity (US Small Cap Growth); US SMID Cap Growth Equity (SMID Growth); US All Cap Equity (Select US Equity).

# Retail Flows

In US $ Billions



Gross Sales
Gross Redemptions
Net Flows
7.3
6.7
8.2
8.5
7.3
(3.2)
(6.0)
(0.8)
(2.0)
(4.4)
(10.5)
(12.7)
(9.0)
(10.5)
(11.7)
3Q 10
4Q 10
1Q 11
2Q 11
3Q 11

# Retail Sales Trends

## 3Q Retail Gross Sales



$10
$8
$6
$4
$2
$0
Q3 2010
Q2 2011
Q3 2011
(13)%
(21)%
(36)%
(22)%
70%
Total
Fixed Income
Value
Growth
Index

## 3Q US Mutual Fund Flows



$B
150
100
50
0
(50)
6
4
2
0
(2)
(4)
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Total US Equity/Fixed Income Flows (left)
AB Flows (right)

## We Continue to Launch Innovative New Products



'09- 3Q 11:
52 New Products Launched
US $11 Billion in New Assets
1
10
19
23
2008
2009
2010
2011 YTD

## Products That Are Performing Well Are Selling Well

| Product | 3Q/2Q Sales Increase | One Year Performance* |
|---|---|---|
| Intermediate Muni Diversified | 415% | 2.8% |
| RMB Income Plus | 72% | N/A |
| Muni Income National | 71% | 3.9% |
| Intermediate Muni NY | 69% | 2.5% |
| American Income | 42% | 2.5% |
| Equity Income | 32% | 2.3% |

*One year absolute performance as of September 30, 2011

# Private Client Flows

In US $ Billions



Gross Sales
Gross Redemptions
Net Flows
1.6
1.9
2.3
1.5
1.7
(0.5)
(0.9)
(0.7)
(2.6)
(2.0)
(2.1)
(2.8)
(3.0)
(4.1)
(3.7)
3Q 10
4Q 10
1Q 11
2Q 11
3Q11

# DAA: Smoothing the Ride for Private Clients

## With DAA We Continuously Adapt to Rapidly Changing Markets



Underweight | Overweight
Equity Allocation Adjustment (%)
20
10
0
(10)
(20)
Euro Area Crisis I
Quickly reduced equity weight
Japanese Earthquake
Risk remained localized
Euro Area Crisis II
Underweight and partial Euro hedge
120
110
100
90
80
Index = 100
Adjustments to 60/40 Weight Taxable Client*
MSCI All Country World Index (right)
Apr 10
Sep 10
Mar 11
Sep 11

## Adjusting Equity Allocations…

**Allocation Adjustment Across Client Spectrum**



80/20
60%
60/40
46%
30/70
25%
Current Equity Weight
Normal Equity Weight
Bond Allocation

## …to Reduce Volatility Without Sacrificing Returns

**DAA Impact on Taxable Client Accounts: Inception through 9/30/11***

(% pts)



Volatility Impact
Return Impact
80/20 Investor
(1.8)
+2.0
60/40 Investor
(1.2)
+1.6
30/70 Investor
(0.4)
+1.0

*US Private Client construction: For a 60/40 Weight Taxable Client, equity refers to 70% US equity (MSCI USA) and 30% international equity (25% MSCI EAFE, 5% MSCI EM). DAA impact compares an account with DAA to an account without DAA.

**Inception date April 1, 2010

Source: Morgan Stanley Capital International (MSCI) and AllianceBernstein. As of September 30, 2011.

# Bernstein Research Services

**Increase in Revenues…**



$MM
% Change
3Q11/3Q10: 23%
3Q11/2Q11: 10%
96
108
118
3Q10
2Q11
3Q11

**…Driven by Spike in Volume and Volatility**



20
15
10
5
0
50
40
30
20
10
0
Jul
Aug
Sept
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sept
NYSE & Nasdaq Shares Traded (B)* (left)
VIX Volatility Index (right)

*Composite trading volumes. Source: ThomsonOne.

**3Q Accomplishments**

**United States**

- Strong recognition in annual *Institutional Investor* All-America survey
  - Bernstein again Top 10 ranked
  - Analysts voted #1 in nine different sectors

**Europe**

- Growing European profile
  - Record attendance at 5th annual September conference
  - Attendance has tripled in five years

**Asia**

- Meeting goal of 50 local staff by year-end 2011
- Six publishing analysts; 12 expected by year-end 2012



**Edward J. Farrell**

**Interim Chief Financial Officer & Controller**

# Financial Highlights: Third Quarter 2011

**Adjusted EPU**



30¢
35¢
3Q:11
2Q:11



30¢
36¢
3Q:11
3Q:10

**Adjusted Revenue/ Expense Trends**



Adjusted Revenues
(5.4)%
(3.0)%
Adjusted Expenses

% Change Q3 vs. Q2



(3.7)%
(1.5)%

% Change Q311 vs. Q310

**Adjusted Operating Margins**



17.7%
19.7%
3Q:11
2Q:11



17.7%
19.5%
3Q:11
3Q:10

**Share Repurchases ($ Millions)**



44.8
51.0
3Q:11
2Q:11



44.8
51.4
3Q:11
3Q:10

Please refer to pages 44-46 for additional information on the reconciliation of GAAP financial results to adjusted financial results

# Third Quarter 2011 Income Statement

- Prior year quarter included $90 million real estate charge in GAAP earnings
- Current quarter includes $7 million real estate charge in GAAP earnings, related to the consolidation of London office space
- Adjusted EPU of 30 cents, as lower advisory fees and larger investment losses impacted current quarter revenues

| In US Dollar Millions (except EPU) | 3Q 2011 | 2Q 2011 | % Δ | 3Q 2010 | % Δ |
|---|---|---|---|---|---|
| Net Revenues | $ 642 | $ 728 | (12%) | $ 758 | (15%) |
| Operating Expenses | 564 | 612 | (8%) | 700 | (19%) |
| Operating Income | 78 | 116 | (33%) | 58 | 35% |
| Net Income Attributable to AB Unitholders | 91 | 114 | (20%) | 52 | 77% |
| **AB Holding GAAP Diluted Net Income per Unit** | **$0.26** | **$0.34** | **(24%)** | **$0.12** | **117%** |
| **AB Holding Adjusted Diluted Net Income Per Unit** | **$0.30** | **$0.35** | **(14%)** | **$0.36** | **(17%)** |

Please refer to pages 44-46 for additional information on the reconciliation of GAAP financial results to adjusted financial results.
Percentages are calculated using expenses rounded to the nearest thousand.

# Third Quarter 2011 Revenues

- Bernstein Research improved versus both prior periods, due to increased market volumes
- Greater current quarter deferred compensation and seed investment losses versus prior quarter losses and prior year quarter gains

| **Revenues** (in US dollar millions) | 3Q 2011 | 2Q 2011 | % Δ | 3Q 2010 | % Δ |
|---|---|---|---|---|---|
| Base Fees | $ 469 | $ 505 | (7%) | $ 498 | (6%) |
| Performance Fees | 1 | 4 | (84%) | 6 | (89%) |
| Bernstein Research | 118 | 108 | 10% | 96 | 23% |
| Distribution | 88 | 92 | (5%) | 85 | 3% |
| Investment Gains (Losses) | (66) | (14) | 388% | 41 | n/m |
| Other Revenues | 32 | 33 | (5%) | 32 | 0% |
| **GAAP Net Revenues** | **642** | **728** | **(12%)** | **758** | **(15%)** |
| Investment (Gains) Losses[1] | 55 | 7 | 649% | (39) | n/m |
| Distribution and Servicing Costs | (95) | (98) | (4%) | (94) | 1% |
| **Adjusted Net Revenues** | **$ 602** | **$ 637** | **(5%)** | **$ 625** | **(4%)** |

(1) Includes investment (gains) losses and dividends and interest on deferred compensation-related investments and 90% of the investment (gains) losses of our consolidated venture capital fund attributable to non-controlling interests

Please refer to pages 44-46 for additional information on the reconciliation of GAAP financial results to adjusted financial results.

Percentages are calculated using revenues and expenses rounded to the nearest thousand.

# Third Quarter 2011 Operating Expenses

- Incentive compensation declined versus both prior periods, due primarily to lower MTM vesting on prior years' deferred compensation awards and lower revenues for compensation calculation
- Promotion & Servicing sequential decrease due to lower T&E costs; increase versus the prior year period attributed to higher trade execution costs
- Insurance proceeds related to market timing settlement

| **Operating Expenses** (in US dollar millions) | **3Q 2011** | **2Q 2011** | **% Δ** | **3Q 2010** | **% Δ** |
|---|---|---|---|---|---|
| Compensation & Benefits | | | | | |
| Base Compensation | $ 123 | $ 117 | 5% | $ 110 | 12% |
| Incentive Compensation | 77 | 122 | (37%) | 151 | (49%) |
| Commissions, Fringes & Other | 84 | 88 | (4%) | 82 | 1% |
| **Total Compensation & Benefits** | **284** | **327** | **(13%)** | **343** | **(17%)** |
| Promotion & Servicing | 138 | 148 | (7%) | 131 | 5% |
| General & Administrative | 129 | 132 | (2%) | 130 | (1%) |
| Real Estate Charge | 7 | - | n/m | 90 | (92%) |
| Other | 6 | 5 | 2% | 6 | 4% |
| **Total GAAP Operating Expenses** | **564** | **612** | **(8%)** | **700** | **(19%)** |
| Deferred Compensation Expenses[(1)] | 22 | (3) | n/m | (14) | n/m |
| Distribution-Related Expenses | (95) | (98) | (3%) | (94) | 1% |
| Real Estate Sub-Lease Charges | (7) | - | n/m | (90) | (92%) |
| Insurance proceeds | 11 | - | n/m | - | n/m |
| Non- Controlling Interest excluding Venture Fund | - | - | - | 1 | (100%) |
| **Total Adjusted Operating Expenses** | **$ 495** | **$ 511** | **(3%)** | **$ 503** | **(2%)** |

(1) Please refer to page 40 for additional information on the deferred compensation net P&L trends

Percentages are calculated using expenses rounded to the nearest thousand

# Third Quarter 2011 GAAP to Adjusted Reconciliation

- GAAP Operating Income declined 33% sequentially but increased 35% versus the prior year
- Adjusted Operating Margin declined versus both prior periods
- GAAP Operating Margin improved versus the prior year period and declined versus the prior quarter

| | 3Q 2011 | 2Q 2011 | % Δ | 3Q 2010 | % Δ |
|---|---|---|---|---|---|
| **AllianceBernstein L.P.** | | | | | |
| **GAAP Operating Income** | **$ 78** | **$ 116** | **(33%)** | **$ 58** | **35%** |
| Net P&L impact of MTM of Deferred Compensation[1] | 14 | 3 | 346% | (23) | n/m |
| Real Estate Charges | 7 | - | n/m | 90 | (92%) |
| Insurance proceeds | (11) | - | n/m | - | n/m |
| Net Loss (Income) of Consolidated Entities Attributable to Non-Controlling Interests | 19 | 7 | 173% | (3) | n/m |
| **Adjusted Operating Income** | **$ 107** | **$ 126** | **(15%)** | **$ 122** | **(13%)** |
| | | | | | |
| **GAAP Operating Margin** (including non-controlling interests) | **15.0%** | **16.8%** | | **7.2%** | |
| **Adjusted Operating Margin** | **17.7%** | **19.7%** | | **19.5%** | |

[1] Net impact of investment (gains) losses and employee compensation related to the mark-to-market of deferred compensation balances

Please refer to pages 44-46 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Percentages are calculated using revenues and expenses rounded to the nearest thousand

# Q & A

# APPENDIX

# **Institutional Value Equity:** Relative Performance

## Institutional Equity Composites vs. Benchmarks

| Service | 3Q 2011 | Periods Ended Sept 30, 2011 One Year | Three Years | Five Years | Ten Years | Benchmark |
|---|---|---|---|---|---|---|
| US Diversified Value | (1.6) | (2.1) | (1.1) | (2.7) | (1.2) | Russell 1000 Value |
| US Strategic Value | (6.1) | (7.8) | (4.6) | (6.3) | (1.6) | S&P 500 |
| US Strategic Value | (3.8) | (4.8) | (1.9) | (4.0) | (2.1) | Russell 1000 Value |
| International Value | (3.2) | (6.0) | (5.1) | (4.6) | 0.2 | MSCI EAFE (Cap, UH, net) |
| International Strategic Value | (3.8) | (7.6) | (6.2) | (5.9) | 0.5 | MSCI EAFE (Cap, UH, net) |
| Global Value | (5.8) | (9.0) | (5.6) | (6.2) | (0.6) | MSCI World (Cap, UH, net) |
| Global Strategic Value | (6.6) | (9.9) | (6.5) | (7.5) | (0.6) | MSCI World (Cap, UH, net) |
| Emerging Markets Value | (1.9) | (4.4) | (1.5) | (2.3) | 1.1 | MSCI EM (Cap, UH, net) |

Performance is preliminary.
*Prior to 2001, MSCI EM gross dividends reinvested was used.
As of September 30, 2011
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

# **Institutional Growth Equity:** Relative Performance

## Institutional Equity Composites vs. Benchmarks

| | | Periods Ended Sept 30, 2011 | | | | |
|---|---|---|---|---|---|---|
| Service | 3Q 2011 | One Year | Three Years | Five Years | Ten Years | Benchmark |
| Global Research Growth | (2.3) | (5.6) | (4.8) | (4.9) | (2.0) | MSCI World (Cap, UH, net) |
| US Large Cap Growth | (2.5) | (4.0) | (3.4) | (2.7) | (1.9) | Russell 1000 Growth |
| Int'l Research Growth All Country | (2.1) | (3.7) | (3.2) | (1.3) | N/A | MSCI ACWI ex US (Cap, UH, net) |
| US Thematic Research | (9.9) | (9.3) | (0.3) | (1.1) | 0.4 | S&P 500 Index |
| US Small Cap Growth | 1.3 | 6.9 | 5.3 | 2.9 | 1.3 | Russell 2000 Growth |
| Global Large Cap Growth | | CLOSED ON 08/31/2011 | | | | MSCI World (Cap, UH, net) |
| Int'l Large Cap Growth | (1.4) | (9.0) | (5.8) | (3.8) | (2.3) | MSCI EAFE (Cap, UH, net) |
| Emerging Markets Growth | (2.7) | (4.5) | (4.3) | (3.5) | (0.8) | MSCI EM (Cap, UH, net) |

Performance is preliminary.
*Prior to 2001, MSCI EM gross dividends reinvested was used.
As of September 30, 2011
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

# **Institutional Blend Strategies:** Relative Performance

## Institutional Blend Strategies Equity Composites vs. Benchmarks

| | | Periods Ended Sept 30, 2011 | | | | |
|---|---|---|---|---|---|---|
| **Service** | **3Q 2011** | **One Year** | **Three Years** | **Five Years** | **Ten Years** | **Benchmark** |
| Global Blend Strategies | (3.6) | (7.0) | (5.0) | (5.5) | N/A | MSCI World (Cap, UH, net) |
| International Blend Strategies | (1.4) | (6.4) | (4.5) | (3.8) | N/A | MSCI EAFE (Cap, UH, net) |
| US Blend Strategies | (3.7) | (4.2) | (2.1) | (3.1) | N/A | S&P 500 |
| Emerging Markets Blend Strategies | (2.5) | (4.7) | (2.9) | (3.0) | N/A | MSCI EM (Cap, UH, net) |

Performance is preliminary.
As of September 30, 2011
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

# **Institutional Fixed Income:** Relative Performance

## Institutional Fixed Income Composites vs. Benchmarks*

| Service | 3Q 2011 | One Year | Three Years | Five Years | Ten Years | Benchmark |
|---|---|---|---|---|---|---|
| | | Periods Ended Sept 30, 2011 | | | | |
| Corporate Bonds | 0.2 | 0.5 | 1.3 | 0.5 | 0.3 | Barclays Capital US Credit Index |
| Strategic Core Plus | (0.9) | 0.1 | 2.8 | 0.5 | 0.8 | Barclays Capital US Aggregate Index |
| Global Plus | (0.1) | 0.4 | 1.6 | 0.0 | 0.3 | Barclays Global Aggregate Bond Index (Unhedged) |
| Global Fixed Income | 0.1 | 1.0 | 1.8 | 1.3 | 0.8 | CitiGroup WGBI - Unhedged |
| Emerging Markets Debt | (1.8) | (1.2) | 2.6 | 1.5 | 3.0 | JPM EMBI Global |
| Low Duration | (0.4) | 0.4 | 1.7 | (1.1) | (0.4) | BofA Merrill Lynch U.S. Treasury (1-3 Years) |

Performance is preliminary.
As of September 30, 2011
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The benchmarks listed are the current benchmarks for the investments service—certain benchmarks have evolved over time and therefore are time blended.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

# **Private Client:** Absolute Performance

| Service | 3Q 2011 | One Year | Three Years | Five Years | Ten Years |
|---|---|---|---|---|---|
| | | Periods Ended Sept 30, 2011 | | | |
| Fully Diversified Simulation* | (9.8) | (2.0) | 1.5 | (1.1) | 3.9 |
| S&P 500 | (13.9) | 1.1 | 1.2 | (1.2) | 2.8 |
| MSCI World Index - Net | (16.6) | (4.3) | (0.1) | (2.2) | 3.7 |
| Lipper Short/Int Blended Muni Fund Avg | 1.8 | 2.5 | 5.0 | 3.5 | 3.4 |

Performance is preliminary.
As of September 30, 2011
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The Fully Diversified 60% stocks/40% bonds (simulation) is meant to be illustrative of the value generated by the "total solution" approach AllianceBernstein encourages for most clients: a diversified allocation across investment portfolios of varying types aimed at optimizing return and volatility over time. The Bernstein Fully Diversified Portfolio is composed of specific proportions of each of the products that follow, which were included in the simulation as of the following dates: Strategic Value—January 1, 1983; Strategic Growth—January 1, 1983 (ACM Large Cap Growth used as a proxy for Strategic Growth through January 1, 2001; Strategic Growth used thereafter); Intermediate Municipal Bond Composite—January 1, 1983; Bernstein Tax-Managed International Fund—July 1, 1992; Emerging Markets Fund—January 1, 1996; AllianceBernstein Institutional REIT Fund—July 1, 2001 (The AllianceBernstein Institutional REIT Fund was removed from the simulation on December 31, 2008) DAA Overlay – April 1, 2010. The portfolio was rebalanced quarterly through December 31, 2005; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account. No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.
Source: Standard and Poor's, Morgan Stanley, Lipper and AllianceBernstein

# **Retail Value Equity:** Relative Performance

## Retail Mutual Funds vs. Lipper Averages

| | | Periods Ended September 30, 2011 | | | | |
|---|---|---|---|---|---|---|
| **Service** | **3Q 2011** | **One Year** | **Three Years** | **Five Years** | **Ten Years** | **Lipper Average** |
| International Value | (2.9) | (5.4) | (4.5) | (4.9) | (0.1) | International Large Cap Value |
| Growth & Income | 0.4 | 3.6 | 0.6 | (1.3) | (0.8) | Large Cap Value |
| U.S. Small/Mid Cap Value | (1.3) | (2.6) | 1.8 | 2.3 | 1.0 | Small Cap Value |
| U.S. Value | (1.1) | (1.2) | (2.4) | (3.8) | (1.6) | Large Cap Value |
| Global Value | (5.3) | (6.4) | (4.4) | (5.0) | (2.2) | Global Large Cap Value |

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein. Investment performance of mutual funds is presented after investment management fees.
Source: AllianceBernstein and Lipper. Mutual fund and Lipper performance data through September 30, 2011.

# **Retail Growth Equity:** Relative Performance

## Retail Mutual Funds vs. Lipper Averages

| Service | 3Q 2011 | Periods Ended September 30, 2011 One Year | Three Years | Five Years | Ten Years | Lipper Average |
|---|---|---|---|---|---|---|
| Global Growth | 1.4 | (2.1) | (3.9) | (4.6) | N/A | Global Large-Cap Growth |
| Global Thematic Growth | (6.1) | (7.4) | (0.7) | 0.1 | (1.1) | Global Multi-Cap Growth |
| International Growth | (2.7) | (5.3) | (3.1) | (1.7) | 1.2 | International Multi-Cap Growth |
| U.S. Large Cap Growth(1) | (0.9) | 1.7 | 5.4 | 2.1 | (0.5) | Large-Cap Growth |
| Emerging Markets | (3.1) | (3.7) | (1.1) | (1.3) | 1.5 | Equity Emerging Mkts Global |
| U.S. Growth(1) | 0.1 | 0.3 | 0.1 | (1.6) | 0.1 | Large-Cap Growth |
| U.S. Small/Mid Cap Growth | (0.1) | 7.1 | 4.9 | 1.1 | 1.4 | Mid Cap Growth |

(1) Performance figures other than 3Q11 and One Year positively affected by class action settlement proceeds
NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein. Investment performance of mutual funds is presented after investment management fees
Source: AllianceBernstein and Lipper. Mutual Fund and Lipper performance data through September 30, 2011.

# **Retail Fixed Income:** Relative Performance

## Retail Fixed Income Funds vs. Lipper Averages

| Service | 3Q 2011 | Periods Ended September 30, 2011 One Year | Three Years | Five Years | Ten Years | Lipper Average |
|---|---|---|---|---|---|---|
| Global High Yield Portfolio | 3.8 | 1.1 | 3.6 | 1.8 | 1.8 | Bond Global High Yield |
| American Income Portfolio | (2.3) | (0.7) | 4.0 | 1.2 | 2.7 | Bond USD |
| Global Bond | 1.7 | 0.8 | 1.9 | 1.7 | 1.3 | Global Income |
| High Income | (0.7) | (1.3) | 4.9 | 4.0 | 6.5 | High Current Yield |

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of mutual funds is presented after investment management fees
Source: AllianceBernstein and Lipper. Mutual Fund and Lipper performance data through September 30, 2011.

# **Wealth Strategies:** Relative Performance

## Retail Mutual Funds vs. Lipper Averages

| Service | 3Q 2011 | Periods Ended September 30, 2011: One Year | Three Years | Five Years | Ten Years | Lipper Average |
|---|---|---|---|---|---|---|
| Conservative Wealth | (0.4) | (1.4) | (1.1) | (0.8) | N/A | Mixed-Asset Target Alloc Consv |
| Balanced Wealth | (2.9) | (3.0) | (0.6) | (1.3) | N/A | Mixed-Asset Target Alloc Moderate |
| Wealth Appreciation | (2.2) | (2.5) | (2.7) | (1.4) | N/A | Global Multi-Cap Core |

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein. Investment performance of mutual funds is presented after investment management fees.
Source: AllianceBernstein and Lipper. Mutual Fund and Lipper performance data through September 30, 2011.

# **Three Months Ended 9/30/11:** AUM Roll-Forward by Distribution Channel

In US $ Billions

| | Institutions | | | Retail | | | Private Client | | | Total | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Client Domicile:** | **US** | **Non-US** | **Total** | **US** | **Non-US** | **Total** | **US** | **Non-US** | **Total** | **US** | **Non-US** | **Total** |
| **Beginning of Period** | **$141.5** | **$113.0** | **$254.5** | **$82.2** | **$47.2** | **$129.4** | **$75.4** | **$1.7** | **$77.1** | **$299.1** | **$161.9** | **$461.0** |
| Sales/New Accounts | 1.0 | 1.3 | 2.3 | 2.9 | 4.4 | 7.3 | 1.7 | - | 1.7 | 5.6 | 5.7 | 11.3 |
| Redemptions/Terminations | (7.1) | (3.4) | (10.5) | (3.5) | (5.9) | (9.4) | (3.1) | - | (3.1) | (13.7) | (9.3) | (23.0) |
| Net Cash Flows | (0.5) | (0.3) | (0.8) | (1.2) | (1.1) | (2.3) | (0.6) | - | (0.6) | (2.3) | (1.4) | (3.7) |
| **Net Flows** | **(6.6)** | **(2.4)** | **(9.0)** | **(1.8)** | **(2.6)** | **(4.4)** | **(2.0)** | **-** | **(2.0)** | **(10.4)** | **(5.0)** | **(15.4)** |
| Transfers | 0.1 | - | 0.1 | - | - | - | (0.1) | - | (0.1) | - | - | - |
| **Investment Performance** | **(11.4)** | **(10.1)** | **(21.5)** | **(10.4)** | **(4.8)** | **(15.2)** | **(6.7)** | **(0.2)** | **(6.9)** | **(28.5)** | **(15.1)** | **(43.6)** |
| **End of Period** | **$123.6** | **$100.5** | **$224.1** | **$70.0** | **$39.8** | **$109.8** | **$66.6** | **$1.5** | **$68.1** | **$260.2** | **$141.8** | **$402.0** |

# **Three Months Ended 9/30/11:** AUM Roll-Forward by Investment Service

In US $ Billions

| | Value Equity | | | Growth Equity | | | Fixed Income | | | Other[1] | | | Total | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Client Domicile:** | **US** | **Non-US** | **Total** | **US** | **Non-US** | **Total** | **US** | **Non-US** | **Total** | **US** | **Non-US** | **Total** | **US** | **Non-US** | **Total** |
| **Beginning of Period** | **$77.7** | **$43.7** | **$121.4** | **$47.1** | **$15.5** | **$62.6** | **$117.2** | **$98.6** | **$215.8** | **$57.1** | **$4.1** | **$61.2** | **$299.1** | **$161.9** | **$461.0** |
| Sales/New Accounts | 0.9 | 0.4 | 1.3 | 0.7 | 0.3 | 1.0 | 2.3 | 4.5 | 6.8 | 1.7 | 0.5 | 2.2 | 5.6 | 5.7 | 11.3 |
| Redemptions/Terminations | (6.6) | (2.6) | (9.2) | (4.2) | (1.6) | (5.8) | (2.6) | (5.0) | (7.6) | (0.3) | (0.1) | (0.4) | (13.7) | (9.3) | (23.0) |
| Net Cash Flows | (0.9) | (1.7) | (2.6) | (1.3) | (0.5) | (1.8) | (0.2) | 0.4 | 0.2 | 0.1 | 0.4 | 0.5 | (2.3) | (1.4) | (3.7) |
| **Net Flows** | **(6.6)** | **(3.9)** | **(10.5)** | **(4.8)** | **(1.8)** | **(6.6)** | **(0.5)** | **(0.1)** | **(0.6)** | **1.5** | **0.8** | **2.3** | **(10.4)** | **(5.0)** | **(15.4)** |
| **Investment Performance** | **(15.2)** | **(8.7)** | **(23.9)** | **(8.3)** | **(2.9)** | **(11.2)** | **1.6** | **(3.3)** | **(1.7)** | **(6.6)** | **(0.2)** | **(6.8)** | **(28.5)** | **(15.1)** | **(43.6)** |
| **End of Period[2]** | **$55.9** | **$31.1** | **$87.0** | **$34.0** | **$10.8** | **$44.8** | **$118.3** | **$95.2** | **$213.5** | **$52.0** | **$4.7** | **$56.7** | **$260.2** | **$141.8** | **$402.0** |

(1) Includes index, structured, asset allocation services and certain other alternative investments.
(2) Approximately $46 billion in Blend Strategies AUM are reported in their respective services.

# AUM by Region

As of September 30, 2011



Institutions
Other 10%
US 55%
Eur. ex-UK 5%
Australia 6%
UK 5%
N.A. ex- US 7%
Japan 12%



Retail
Other 2%
Europe 7%
Asia Pac 27%
US 64%



Private Client
Non-US 2%
US 98%

| US $ Billions | $224.1 | $109.8 | $68.1 |
|---|---|---|---|

# Third Quarter 2011 Advisory Fees

In US Dollars

| | 3Q 2011 | 2Q 2011 | % Δ | 3Q 2010 | % Δ |
|---|---|---|---|---|---|
| **Ending AUM ($ Billions)** | **$402** | **$461** | **(13%)** | **$478** | **(16%)** |
| **Average AUM ($ Billions)** | **$438** | **$474** | **(8%)** | **$464** | **(6%)** |
| **By Fee Type ($ Millions):** | | | | | |
| Base Fees | $469 | $505 | (7%) | $498 | (6%) |
| Performance Fees | 1 | 4 | (84%) | 6 | (89%) |
| **Total** | **$470** | **$509** | **(8%)** | **$504** | **(7%)** |
| **Base Fees By Channel ($ Millions):** | | | | | |
| Institutions | $143 | $162 | (12%) | $181 | (21%) |
| Retail | 163 | 171 | (5%) | 161 | 2% |
| Private Client | 163 | 172 | (5%) | 156 | 5% |
| **Total** | **$469** | **$505** | **(7%)** | **$498** | **(6%)** |

(1) Previously reported assets under management for September 30, 2010 have been adjusted by removing from our Institutional AUM an affiliated account for which we serve in an advisory capacity and do not have discretionary trading authority.
Percentages are calculated using AUM rounded to the nearest million and revenues to the nearest thousand

# Six-Quarter Deferred Compensation Net P&L Trend

In US $ Millions

| | 2Q 2010 | 3Q 2010 | 4Q 2010 | 1Q 2011 | 2Q 2011 | 3Q 2011 |
|---|---|---|---|---|---|---|
| **Revenues** | | | | | | |
| Investment Gains (Losses) | ($37) | $36 | $17 | $10 | ($2) | ($38) |
| Dividends | - | 1 | 4 | - | 1 | 1 |
| **Total Revenues** | **($37)** | **$37** | **$21** | **$10** | **($1)** | **($37)** |
| **Expenses** | | | | | | |
| Amortization of Original Awards | $31 | $27 | $31 | $19 | $18 | $17 |
| Amortization of MTM - Prior Periods | (3) | (5) | (2) | 2 | 2 | 1 |
| Amortization of MTM - Current Quarter | (16) | 19 | 9 | 5 | (1) | (25) |
| *% of Investment Gains (Losses)* | *43%* | *53%* | *53%* | *50%* | *50%* | *66%* |
| Dividends | - | 1 | 4 | - | - | 1 |
| **Sub-Total of Mutual Fund Expenses** | **12** | **42** | **42** | **26** | **19** | **(6)** |
| Amortization of AB Units | 24 | 23 | 34 | 40 | 38 | 39 |
| Other | 3 | 3 | 1 | 3 | 3 | 3 |
| **Total Expenses** | **$39** | **$68** | **$77** | **$69** | **$60** | **$36** |
| **Net MTM Impact - Gain (Loss)** | **($18)** | **$22** | **$10** | **$3** | **($3)** | **($14)** |

# Consolidated Balance Sheet

In US $ Millions

| Assets | Sept 30, 2011 | Dec 31, 2010 |
|---|---|---|
| Cash and cash equivalents | $ 519 | $ 650 |
| Cash and securities, segregated | 1,194 | 1,110 |
| Receivables, net | 1,384 | 1,389 |
| Investments: | | |
| Deferred compensation - related | 216 | 299 |
| Other | 633 | 458 |
| Goodwill | 2,945 | 2,939 |
| Intangible assets, net | 195 | 206 |
| Deferred sales commissions, net | 63 | 76 |
| Other (incl. furniture & equipment, net) | 433 | 452 |
| **Total Assets** | **$ 7,582** | **$ 7,579** |

| Liabilities and Capital | Sept 30, 2011 | Dec 31, 2010 |
|---|---|---|
| Liabilities: | | |
| Payables | $ 2,172 | $ 2,099 |
| Accounts payable and accrued expenses | 426 | 423 |
| Accrued compensation and benefits | 443 | 339 |
| Debt | 168 | 225 |
| **Total Liabilities** | **3,209** | **3,086** |
| Partners' capital attributable to AllianceBernstein Unitholders | 4,316 | 4,369 |
| Non-controlling interests in consolidated entities | 57 | 124 |
| **Total Capital** | **4,373** | **4,493** |
| **Total Liabilities and Capital** | **$ 7,582** | **$ 7,579** |

# Consolidated Statement of Cash Flows

In US $ Millions

| | | Nine Months Ended | |
|---|---|---|---|
| | | Sept 30, 2011 | Sept 30, 2010 |
| Net Income | | $ 308 | $ 283 |
| Non-cash items: | Amortization of deferred sales commissions | 29 | 36 |
| | Amortization of non-cash deferred compensation | 125 | 86 |
| | Depreciation and other amortization | 63 | 62 |
| | Unrealized losses (gains) on deferred compensation-related investments | 23 | (25) |
| | Unrealized loss on consolidated venture capital fund | 36 | 27 |
| | Real estate asset write-off charges | 5 | 26 |
| | Other | 26 | (4) |
| Changes in assets and liabilities | | (105) | 201 |
| **Net cash provided by operating activities** | | **510** | **692** |
| Proceeds (purchases) of investments, net | | 3 | 2 |
| Additions to furniture, equipment and leaseholds, net | | (25) | (10) |
| Purchase of businesses | | (27) | - |
| **Net cash used in investing activities** | | **(49)** | **(8)** |
| Repayment of commercial paper | | (65) | (150) |
| Proceeds from bank loans, net | | 8 | 10 |
| (Decrease) increase in overdrafts payable | | (1) | 33 |
| Distributions to General Partner and Unitholders | | (385) | (448) |
| Purchases of Holding Units to fund deferred compensation awards, net | | (146) | (137) |
| Purchase of AllianceBernstein L.P. Units | | (5) | - |
| Other | | 2 | 6 |
| **Net cash used in financing activities** | | **(592)** | **(686)** |
| Effect of exchange rate changes on cash and cash equivalents | | - | 4 |
| Net (decrease) increase in cash and cash equivalents | | (131) | 2 |
| Cash and cash equivalents at the beginning of period | | 650 | 614 |
| **Cash and cash equivalents at the end of period** | | **$ 519** | **$ 616** |

# AllianceBernstein Holding Financial Results

In US $ Millions (excluding per unit amounts)

| | 3Q 2011 | 2Q 2011 | % Δ | 3Q 2010 | % Δ |
|---|---|---|---|---|---|
| **AllianceBernstein** | | | | | |
| Net Income Attributable to AllianceBernstein | $91 | $114 | (20%) | $52 | 77% |
| Weighted Average Equity Ownership Interest | 37.5% | 37.4% | | 36.7% | |
| **AllianceBernstein Holding** | | | | | |
| Equity in Net Income Attributable to AllianceBernstein | $34 | $43 | (20%) | $19 | 80% |
| Income Taxes | 7 | 7 | (2%) | 7 | 6% |
| **Net Income** | **$27** | **$36** | **(24%)** | **$12** | **121%** |
| **Diluted Net Income Per Unit, GAAP basis** | **$0.26** | **$0.34** | **(24%)** | **$0.12** | **117%** |
| **Distributions Per Unit** | **$0.26** | **$0.34** | **(24%)** | **$0.12** | **117%** |
| **Adjusted Diluted Net Income Per Unit** | **$0.30** | **$0.35** | **(14%)** | **$0.36** | **(17%)** |

Please refer to pages 44-46 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using income, earnings and expenses rounded to the nearest thousand

# AllianceBernstein Adjusted Earnings Reconciliation

| $ thousands | Three Months Ended 9/30/11 | 6/30/11 | 3/31/11 | 12/31/10 | 9/30/10 | 6/30/10 |
|---|---|---|---|---|---|---|
| **Net Revenues, GAAP basis** | **$ 641,529** | **$ 727,994** | **$ 755,390** | **$ 777,561** | **$ 757,567** | **$ 688,343** |
| Exclude: | | | | | | |
| Deferred compensation-related investment losses (gains) | 37,840 | 1,588 | (9,740) | (16,677) | (36,013) | 36,797 |
| Deferred compensation-related dividends and interest | (982) | (524) | (632) | (3,963) | (830) | (920) |
| 90% of consolidated venture capital fund investment losses (gains) | 18,306 | 6,302 | 8,054 | (7,570) | (2,056) | 9,304 |
| Distribution-related payments | (76,323) | (78,557) | (74,756) | (76,411) | (72,501) | (71,015) |
| Amortization of deferred sales commissions | (9,186) | (9,871) | (10,326) | (11,349) | (11,780) | (12,147) |
| Pass-through fees & expenses | (8,894) | (9,987) | (8,624) | (9,762) | (8,933) | (7,274) |
| **Adjusted Net Revenues** | **$ 602,290** | **$ 636,945** | **$ 659,366** | **$ 651,829** | **$ 625,454** | **$ 643,088** |
| | | | | | | |
| **Operating Income, GAAP basis** | **$ 77,716** | **$ 115,626** | **$ 138,435** | **$ 153,751** | **$ 57,480** | **$ 107,649** |
| Exclude: | | | | | | |
| Deferred compensation-related investment losses (gains) | 37,840 | 1,588 | (9,740) | (16,677) | (36,013) | 36,797 |
| Deferred compensation-related dividends and interest | (982) | (524) | (632) | (3,963) | (830) | (920) |
| Deferred compensation-related mark-to-market vesting (credit) expense | (24,302) | 908 | 6,894 | 7,358 | 14,158 | (19,082) |
| Deferred compensation-related dividends and interest expense | 1,572 | 1,196 | 1,480 | 6,317 | 731 | 810 |
| Net impact of deferred compensation-related investments | 14,128 | 3,168 | (1,998) | (6,965) | (21,954) | 17,605 |
| Real estate charges | 6,905 | 18 | 18 | 116 | 89,598 | - |
| Insurance proceeds | (10,691) | - | - | - | - | - |
| Non-GAAP adjustments - subtotal | 10,342 | 3,186 | (1,980) | (6,849) | 67,644 | 17,605 |
| Net loss (income) of consolidated entities attributable to non-controlling interests | 18,445 | 6,756 | 8,046 | (7,873) | (2,919) | 9,339 |
| **Adjusted Operating Income** | **$ 106,503** | **$ 125,568** | **$ 144,501** | **$ 139,029** | **$ 122,205** | **$ 134,593** |
| | | | | | | |
| **Operating Margin, GAAP basis excl. non-controlling interests** | **15.0%** | **16.8%** | **19.4%** | **18.8%** | **7.2%** | **17.0%** |
| **Adjusted Operating Margin** | **17.7%** | **19.7%** | **21.9%** | **21.3%** | **19.5%** | **20.9%** |

# AllianceBernstein Holding Adjusted Earnings Reconciliation

| $ thousands except per unit amounts | Three Months Ended 9/30/11 | 6/30/11 | 3/31/11 | 12/31/10 | 9/30/10 | 6/30/10 |
|---|---|---|---|---|---|---|
| **Diluted Net Income, GAAP basis** | **$ 27,003** | **$ 35,653** | **$ 43,923** | **$ 43,289** | **$ 12,384** | **$ 32,256** |
| Impact on net income of AllianceBernstein L.P. non-GAAP adjustments | 3,773 | 1,162 | (722) | (2,451) | 24,190 | 6,290 |
| **Adjusted Diluted Net Income** | **$ 30,776** | **$ 36,815** | **$ 43,201** | **$ 40,838** | **$ 36,574** | **$ 38,546** |
| | | | | | | |
| **Diluted Net Income per Unit, GAAP basis** | **$ 0.26** | **$ 0.34** | **$ 0.42** | **$ 0.42** | **$ 0.12** | **$ 0.31** |
| Impact of AllianceBernstein L.P. non-GAAP adjustments | 0.04 | 0.01 | (0.01) | (0.02) | 0.24 | 0.06 |
| **Adjusted Diluted Net Income per Unit** | **$ 0.30** | **$ 0.35** | **$ 0.41** | **$ 0.40** | **$ 0.36** | **$ 0.37** |

# AllianceBernstein Adjusted Financial Results Reconciliation

**AllianceBernstein L.P.**

Notes to Condensed Consolidated Statements of Income and Supplemental Information

(Unaudited)

**Adjusted Net Revenues**

Adjusted net revenues exclude investment gains and losses and dividends and interest on deferred compensation-related investments, and 90% of the investment gains and losses of our consolidated venture capital fund attributable to non-controlling interests. In addition, adjusted net revenues offset distribution-related payments to third parties as well as amortization of deferred sales commissions against distribution revenues. We believe the offset of distribution-related payments from net revenues is useful for our investors and other users of our financial statements because such presentation appropriately reflects the nature of these costs as pass-through payments to third parties who perform functions on behalf of our sponsored mutual funds and/or shareholders of these funds. Amortization of deferred sales commissions is offset against net revenues because such costs, over time, essentially offset distribution revenues earned by the company. We incur additional pass-through expenses (primarily through our transfer agency) that are reimbursed and recorded as fees in revenues. These fees have no impact on operating income but they do have an impact on our operating margin. As such, we exclude these fees from adjusted net revenues.

**Adjusted Operating Income**

Adjusted operating income represents operating income on a GAAP basis (1) excluding the impact on net revenues and compensation expense of the mark-to-market gains and losses (as well as the dividends and interest) associated with employee deferred compensation-related investments, (2) excluding real estate charges, (3) insurance proceeds and (4) excluding the net loss or income of consolidated entities attributable to non-controlling interests.

(1) Prior to 2009, a large proportion of employee compensation was in the form of deferred awards that were notionally invested in AllianceBernstein investment services and generally vested over a period of four years. AllianceBernstein has economically hedged the exposure to market movements by purchasing and holding these investments on its balance sheet. The full value of the investments' appreciation (depreciation) is recorded within investment gains and losses on the income statement in the current period. US GAAP requires the appreciation (depreciation) in the compensation liability to be expensed over the award vesting period in proportion to the vested amount of the award as part of compensation expense. This creates a timing difference between the recognition of the compensation expense and the investment gain or loss impacting operating income, which will fluctuate over the life of the award and net to zero at the end of the multi-year vesting period. Although during periods of high market volatility these timing differences have an impact on operating income and operating margin, over the life of the award any impact is ultimately offset. Because these plans are economically hedged, management believes it is useful to reflect the offset ultimately achieved from hedging the investments' market exposure in the calculation of adjusted operating income, adjusted operating margin and adjusted diluted net income per Holding Unit, which will produce core operating results from period to period. The non-GAAP measures exclude gains and losses and dividends and interest on deferred compensation-related investments included in revenues and compensation expense, thus eliminating the timing differences created by different treatment under US GAAP of the market movement on the expense and the investments.

(2) Real estate charges have been excluded because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers.

(3) In the third quarter of 2011, we received significant insurance proceeds from the settlement of a derivative claim that are not considered part of our core operating results.

(4) Most of the net income or loss of consolidated entities attributable to non-controlling interests relates to the 90% limited partner interests held by third parties in our consolidated venture capital fund. We own a 10% limited partner interest in the fund. Because we are the general partner of the venture capital fund and are deemed to have a controlling interest, US GAAP requires us to consolidate the financial results of the fund. However, recognizing 100% of the gains or losses in operating income while only retaining 10% is not reflective of our underlying financial results at the operating income level. As a result, we are excluding the 90% limited partner interests we do not own from our adjusted operating income. Similarly, net income of joint ventures attributable to non-controlling interests, although not significant, is excluded because it does not reflect the economic interest attributable to AllianceBernstein.

**Adjusted Operating Margin**

Adjusted operating margin allows us to monitor our financial performance and efficiency from period to period and to compare our performance to industry peers without the volatility noted above in our discussion of adjusted operating income. Adjusted operating margin is derived by dividing adjusted operating income by adjusted net revenues.

AllianceBernstein